UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2007

SMART MOVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32951	54-2189769
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5990 Greenwood Plaza Blvd. #390 Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 488-0204

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

Signature

Exhibit Index

Exhibit 4.1
Exhibit 4.2
Exhibit 99.1

Item 3.02. Unregistered Sales of Equity Securities.

On August 28, 2007, Smart Move, Inc. (the “Company”) announced that it had completed a private placement transaction with existing holders of convertible notes for the sale of 48 Note Units expected to generate aggregate proceeds of approximately $1.2 million. Included among the purchasers of the Note Units is one individual who currently holds in excess of 10% of the Company’s outstanding common stock, but who is not an officer or director of the Company. The terms of the convertible notes and warrants and the purchase of Note Units by this individual were approved by the Company’s Board of Directors. Copies of the definitive forms of Secured Convertible Note and Warrant to be issued to purchasers of the Note Units are filed herewith as Exhibits 4.1 and 4.2 and are incorporated herein by reference. Additional closings may be held on the same terms, up to a maximum of 200 Note Units. The Company has no current commitments for the sale of additional Note Units and there is no assurance that any further Note Units will be sold. The net proceeds attributable to the initial closing and any subsequent closings of the sale of Note Units will be used for working capital and other general corporate purposes.

The Secured Convertible Notes and Warrants comprising the Note Units and the Company’s authorized but previously unissued shares of common stock underlying these securities have not been registered under the Securities Act of 1933, as amended (“Securities Act”). The Note Units were offered, issued and sold in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act and Regulation D promulgated thereunder.

Item 8.01. Other Events

On August 28, 2007, the Company issued a press release announcing that it had sold 48 Note Units for aggregate proceeds of approximately $1.2 million in a private placement transaction exempt from registration under Section 4(2) and Regulation D, promulgated under the Securities Act of 1933 and that additional details of the financing would be disclosed in a Form 8-K current report. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EX. 4.1 Form of Secured Convertible Note
EX. 4.2 Form of Warrant
EX-99.1: Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart Move, Inc.

August 28, 2007

By: /s/ Edward Johnson
Name: Edward Johnson
Title: Chief Financial Officer

Exhibit Index

EX. 4.1 Form of Secured Convertible Note
EX. 4.2 Form of Warrant
EX-99.1: Press Release